AT&T Inc.
Financial Data

Consolidated Statements of Income
Dollars in millions except per share amounts
Unaudited	First Quarter		Percent
	2023	2022	Change
Operating Revenues
Service	$24,617	$23,999	2.6%
Equipment	5,522	5,713	(3.3)%
Total Operating Revenues	30,139	29,712	1.4%

Operating Expenses
Cost of revenues
Equipment	5,658	6,036	(6.3)%
Other cost of revenues (exclusive of depreciation and amortization shown separately below)	6,673	6,699	(0.4)%
Selling, general and administrative	7,175	6,978	2.8%
Depreciation and amortization	4,631	4,462	3.8%
Total Operating Expenses	24,137	24,175	(0.2)%
Operating Income	6,002	5,537	8.4%
Interest Expense	1,708	1,626	5.0%
Equity in Net Income of Affiliates	538	521	3.3%
Other Income (Expense) — Net	935	2,157	(56.7)%
Income from Continuing Operations Before Income Taxes	5,767	6,589	(12.5)%
Income tax expense on continuing operations	1,314	1,440	(8.8)%
Income From Continuing Operations	4,453	5,149	(13.5)%
Income from discontinued operations, net of tax	—	15	—%
Net Income	4,453	5,164	(13.8)%
Less: Net Income Attributable to Noncontrolling Interest	(225)	(354)	36.4%
Net Income Attributable to AT&T	$4,228	$4,810	(12.1)%
Less: Preferred Stock Dividends	(52)	(48)	(8.3)%
Net Income Attributable to Common Stock	$4,176	$4,762	(12.3)%

Basic Earnings Per Share Attributable to Common Stock
From continuing operations	$0.58	$0.66	(12.1)%
From discontinued operations	$—	$—	—%
	$0.58	$0.66	(12.1)%
Weighted Average Common Shares Outstanding (000,000)	7,168	7,184	(0.2)%
Diluted Earnings Per Share Attributable to Common Stock
From continuing operations	$0.57	$0.65	(12.3)%
From discontinued operations	$—	$—	—%
	$0.57	$0.65	(12.3)%
Weighted Average Common Shares Outstanding with Dilution (000,000)	7,474	7,556	(1.1)%

AT&T Inc.
Financial Data

Consolidated Balance Sheets
Dollars in millions
Unaudited	Mar. 31,	Dec. 31,
	2023	2022
Assets
Current Assets
Cash and cash equivalents	$2,821	$3,701
Accounts receivable – net of related allowances for credit loss of $619 and $588	10,214	11,466
Inventories	2,791	3,123
Prepaid and other current assets	14,077	14,818
Total current assets	29,903	33,108
Property, Plant and Equipment – Net	128,458	127,445
Goodwill – Net	67,895	67,895
Licenses – Net	124,502	124,092
Other Intangible Assets – Net	5,346	5,354
Investments in and Advances to Equity Affiliates	2,810	3,533
Operating Lease Right-Of-Use Assets	21,619	21,814
Other Assets	20,340	19,612
Total Assets	$400,873	$402,853
Liabilities and Stockholders’ Equity
Current Liabilities
Debt maturing within one year	$13,757	$7,467
Note payable to DIRECTV	—	130
Accounts payable and accrued liabilities	38,389	42,644
Advanced billings and customer deposits	3,922	3,918
Dividends payable	2,082	2,014
Total current liabilities	58,150	56,173
Long-Term Debt	123,727	128,423
Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	57,294	57,032
Postemployment benefit obligation	7,060	7,260
Operating lease liabilities	18,413	18,659
Other noncurrent liabilities	27,883	28,849
Total deferred credits and other noncurrent liabilities	110,650	111,800
Stockholders’ Equity
Preferred stock	—	—
Common stock	7,621	7,621
Additional paid-in capital	120,774	123,610
Retained (deficit) earnings	(15,187)	(19,415)
Treasury stock	(16,166)	(17,082)
Accumulated other comprehensive income	2,354	2,766
Noncontrolling interest	8,950	8,957
Total stockholders’ equity	108,346	106,457
Total Liabilities and Stockholders’ Equity	$400,873	$402,853

AT&T Inc.
Financial Data

Consolidated Statements of Cash Flows
Dollars in millions
Unaudited	First Quarter
	2023	2022
Operating Activities
Income from continuing operations	$4,453	$5,149
Adjustments to reconcile income from continuing operations to net cash provided by operating activities from continuing operations:
Depreciation and amortization	4,631	4,462
Provision for uncollectible accounts	477	430
Deferred income tax expense	529	1,150
Net (gain) loss on investments, net of impairments	(93)	87
Pension and postretirement benefit expense (credit)	(670)	(940)
Actuarial (gain) loss on pension and postretirement benefits	—	(1,053)
Changes in operating assets and liabilities:
Receivables	620	864
Other current assets	364	244
Accounts payable and other accrued liabilities	(3,409)	(2,651)
Equipment installment receivables and related sales	(243)	541
Deferred customer contract acquisition and fulfillment costs	(22)	(259)
Postretirement claims and contributions	(89)	(97)
Other - net	130	(297)
Total adjustments	2,225	2,481
Net Cash Provided by Operating Activities from Continuing Operations	6,678	7,630

Investing Activities
Capital expenditures	(4,335)	(4,568)
Acquisitions, net of cash acquired	(291)	(9,244)
Dispositions	15	7
Distributions from DIRECTV in excess of cumulative equity in earnings	774	1,315
Other - net	19	32
Net Cash Used in Investing Activities from Continuing Operations	(3,818)	(12,458)

Financing Activities
Net change in short-term borrowings with original maturities of three months or less	(536)	2,285
Issuance of other short-term borrowings	3,627	2,593
Repayment of other short-term borrowings	—	(3,407)
Issuance of long-term debt	3,366	479
Repayment of long-term debt	(5,945)	(790)
Repayment of note payable to DIRECTV	(130)	(294)
Payment of vendor financing	(2,113)	(1,566)
Purchase of treasury stock	(188)	(197)
Issuance of treasury stock	3	26
Dividends paid	(2,014)	(3,749)
Other - net	219	(930)
Net Cash Used in Financing Activities from Continuing Operations	(3,711)	(5,550)
Net decrease in cash and cash equivalents and restricted cash from continuing operations	(851)	(10,378)
Cash flows from Discontinued Operations:
Cash (used in) provided by operating activities	—	(1,898)
Cash provided by (used in) investing activities	—	(193)
Cash provided by (used in) financing activities	—	29,801
Net increase (decrease) in cash and cash equivalents and restricted cash from discontinued operations	—	27,710
Net (decrease) increase in cash and cash equivalents and restricted cash	$(851)	$17,332
Cash and cash equivalents and restricted cash beginning of year	3,793	21,316
Cash and Cash Equivalents and Restricted Cash End of Period	$2,942	$38,648

AT&T Inc.
Consolidated Supplementary Data

Supplementary Financial Data
Dollars in millions except per share amounts
Unaudited	First Quarter			Percent
	2023	2022		Change
Capital expenditures
Purchase of property and equipment	$4,291	$4,532		(5.3)%
Interest during construction - capital expenditures	44	36		22.2%
Total Capital Expenditures	$4,335	$4,568		(5.1)%

Acquisitions, net of cash acquired
Business acquisitions	$—	$—		—%
Spectrum acquisitions	63	8,956		(99.3)%
Interest during construction - spectrum	228	288		(20.8)%
Total Acquisitions	$291	$9,244		(96.9)%

Cash paid for interest - continuing operations	$1,971	$2,154		(8.5)%

Cash paid for income taxes, net of refunds - continuing operations	$10	$72		(86.1)%

Dividends Declared per Common Share	$0.2775	$0.2775		—%

End of Period Common Shares Outstanding (000,000)	7,149	7,159		(0.1)%
Debt Ratio	55.9%	48.5%	740	BP
Total Employees	157,790	172,580		(8.6)%

COMMUNICATIONS SEGMENT

The Communications segment provides wireless and wireline telecom and broadband services to consumers located in the U.S. and businesses globally. The Communications segment contains three reporting units: Mobility, Business Wireline, and Consumer Wireline.

Results have been recast to remove prior service credits from our historical reporting.

Segment Results
Dollars in millions
Unaudited	First Quarter		Percent
	2023	2022	Change
Segment Operating Revenues
Mobility	$20,582	$20,075	2.5%
Business Wireline	5,331	5,640	(5.5)%
Consumer Wireline	3,239	3,161	2.5%
Total Segment Operating Revenues	29,152	28,876	1.0%

Operating Income
Mobility	6,271	5,689	10.2%
Business Wireline	378	639	(40.8)%
Consumer Wireline	94	159	(40.9)%
Total Operating Income	$6,743	$6,487	3.9%

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited	March 31,		Percent
	2023	2022	Change
Broadband Connections
Broadband	15,061	15,130	(0.5)%
DSL	284	403	(29.5)%
Total Broadband Connections	15,345	15,533	(1.2)%

Voice Connections
Retail Consumer Switched Access Lines	4,938	5,956	(17.1)%
U-verse Consumer VoIP Connections	2,835	3,227	(12.1)%
Total Retail Voice Connections	7,773	9,183	(15.4)%

	First Quarter		Percent
	2023	2022	Change
Broadband Net Additions
Broadband	(14)	56	—%
DSL	(27)	(27)	—%
Total Broadband Net Additions	(41)	29	—%

Mobility

Mobility provides nationwide wireless service and equipment.

Mobility Results
Dollars in millions
Unaudited	First Quarter			Percent
	2023	2022		Change
Operating Revenues
Service	$15,483	$14,724		5.2%
Equipment	5,099	5,351		(4.7)%
Total Operating Revenues	20,582	20,075		2.5%

Operating Expenses
Operations and support	12,213	12,327		(0.9)%
Depreciation and amortization	2,098	2,059		1.9%
Total Operating Expenses	14,311	14,386		(0.5)%
Operating Income	$6,271	$5,689		10.2%

Operating Income Margin	30.5%	28.3%	220	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited	March 31,			Percent
	2023	2022		Change
Mobility Subscribers
Postpaid	85,421	81,639		4.6%
Postpaid phone	70,049	67,518		3.7%
Prepaid	19,200	18,859		1.8%
Reseller	6,192	5,383		15.0%
Connected Devices	112,026	90,735		23.5%
Total Mobility Subscribers[1]	222,839	196,616		13.3%

[1]Wireless subscribers at March 31, 2023 includes a reduction of 295 subscribers and connections (206 postpaid, including 74 phone, 132 prepaid, and 89 connected devices) resulting from our 3G network shutdown.

	First Quarter			Percent
	2023	2022		Change
Mobility Net Additions
Postpaid Phone Net Additions	424	691		(38.6)%
Total Phone Net Additions	464	804		(42.3)%

Postpaid	542	965		(43.8)%
Prepaid	40	116		(65.5)%
Reseller	108	(17)		—%
Connected Devices	4,457	4,468		(0.2)%
Total Mobility Net Additions	5,147	5,532		(7.0)%

Postpaid Churn	0.99%	0.94%		5 BP
Postpaid Phone-Only Churn	0.81%	0.79%		2 BP

Business Wireline

Business Wireline provides advanced ethernet-based fiber services, IP Voice and managed professional services, as well as traditional voice and data services and related equipment to business customers.

Business Wireline Results
Dollars in millions
Unaudited	First Quarter	Percent
2023	2022	Change
Operating Revenues
Service	$5,200	$5,478	(5.1)%
Equipment	131	162	(19.1)%
Total Operating Revenues	5,331	5,640	(5.5)%

Operating Expenses
Operations and support	3,623	3,702	(2.1)%
Depreciation and amortization	1,330	1,299	2.4%
Total Operating Expenses	4,953	5,001	(1.0)%
Operating Income	$378	$639	(40.8)%

Operating Income Margin	7.1%	11.3%	(420)	BP

Consumer Wireline

Consumer Wireline provides broadband services, including fiber connections that provide our multi-gig services to residential customers in select locations. Consumer Wireline also provides legacy telephony voice communication services.

Consumer Wireline Results
Dollars in millions
Unaudited	First Quarter	Percent
2023	2022	Change
Operating Revenues
Broadband	$2,527	$2,355	7.3%
Legacy voice and data services	396	460	(13.9)%
Other service and equipment	316	346	(8.7)%
Total Operating Revenues	3,239	3,161	2.5%

Operating Expenses
Operations and support	2,284	2,236	2.1%
Depreciation and amortization	861	766	12.4%
Total Operating Expenses	3,145	3,002	4.8%
Operating Income	$94	$159	(40.9)%

Operating Income Margin	2.9%	5.0%	(210)	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited	March 31,	Percent
2023	2022	Change
Broadband Connections
Total Broadband and DSL Connections	13,949	14,148	(1.4)%
Broadband	13,730	13,850	(0.9)%
Fiber Broadband Connections	7,487	6,281	19.2%

Voice Connections
Retail Consumer Switched Access Lines	1,921	2,324	(17.3)%
U-verse Consumer VoIP Connections	2,212	2,628	(15.8)%
Total Retail Consumer Voice Connections	4,133	4,952	(16.5)%

First Quarter	Percent
2023	2022	Change
Broadband Net Additions
Total Broadband and DSL Net Additions	(42)	(12)	—%
Broadband	(23)	5	—%
Fiber Broadband Net Additions	272	289	(5.9)%

LATIN AMERICA SEGMENT

The segment provides wireless services and equipment to customers in Mexico.

Segment Results
Dollars in millions
Unaudited	First Quarter			Percent
	2023	2022		Change
Operating Revenues
Wireless service	$591	$490		20.6%
Wireless equipment	292	200		46.0%
Total Segment Operating Revenues	883	690		28.0%

Operating Expenses
Operations and support	738	631		17.0%
Depreciation and amortization	175	161		8.7%
Total Segment Operating Expenses	913	792		15.3%
Operating Income (Loss)	$(30)	$(102)		70.6%

Operating Income Margin	(3.4)%	(14.8)%	1,140	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited	March 31,			Percent
	2023	2022		Change
Mexico Wireless Subscribers
Postpaid	4,973	4,810		3.4%
Prepaid	16,146	15,235		6.0%
Reseller	494	458		7.9%
Total Mexico Wireless Subscribers	21,613	20,503		5.4%

	First Quarter			Percent
	2023	2022		Change
Mexico Wireless Net Additions
Postpaid	49	3		—%
Prepaid	(58)	178		—%
Reseller	19	(40)		—%
Total Mexico Wireless Net Additions	10	141		(92.9)%

SUPPLEMENTAL SEGMENT RECONCILIATION

Three Months Ended
Dollars in millions
Unaudited
March 31, 2023
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)
Communications
Mobility	$20,582	$12,213	$8,369	$2,098	$6,271
Business Wireline	5,331	3,623	1,708	1,330	378
Consumer Wireline	3,239	2,284	955	861	94
Total Communications	29,152	18,120	11,032	4,289	6,743
Latin America - Mexico	883	738	145	175	(30)
Segment Total	30,035	18,858	11,177	4,464	6,713
Corporate and Other
Corporate:
DTV-related retained costs	—	169	(169)	144	(313)
Parent administration support	(9)	374	(383)	1	(384)
Securitization fees	19	121	(102)	—	(102)
Value portfolio	94	28	66	5	61
Total Corporate	104	692	(588)	150	(738)
Certain significant items	—	(44)	44	17	27
Total Corporate and Other	104	648	(544)	167	(711)
AT&T Inc.	$30,139	$19,506	$10,633	$4,631	$6,002

March 31, 2022
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)
Communications
Mobility	$20,075	$12,327	$7,748	$2,059	$5,689
Business Wireline	5,640	3,702	1,938	1,299	639
Consumer Wireline	3,161	2,236	925	766	159
Total Communications	28,876	18,265	10,611	4,124	6,487
Latin America - Mexico	690	631	59	161	(102)
Segment Total	29,566	18,896	10,670	4,285	6,385
Corporate and Other
Corporate:
DTV-related retained costs	8	160	(152)	134	(286)
Parent administration support	(12)	347	(359)	6	(365)
Securitization fees	16	82	(66)	—	(66)
Value portfolio	134	37	97	10	87
Total Corporate	146	626	(480)	150	(630)
Certain significant items	—	191	(191)	27	(218)
Total Corporate and Other	146	817	(671)	177	(848)
AT&T Inc.	$29,712	$19,713	$9,999	$4,462	$5,537